ING PARTNERS, INC.

ING Solution Aggressive Portfolio

ING Solution Balanced Portfolio

ING Solution Conservative Portfolio

ING Solution Income Portfolio

ING Solution Moderately Aggressive Portfolio

ING Solution Moderately Conservative Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio ING Solution 2030 Portfolio ING Solution 2035 Portfolio ING Solution 2040 Portfolio ING Solution 2045 Portfolio ING Solution 2050 Portfolio ING Solution 2055 Portfolio

(collectively the “Portfolios”)

Supplement dated January 24, 2014, to the Portfolios’

Adviser Class and Service Class Prospectus, Initial Class Prospectus,

Service 2 Class Prospectus, and Class T Prospectus

each dated April 30, 2013

(collectively, the “Prospectuses”)

Effective January 24, 2014, the section entitled “Key Information about the Underlying Funds” of the Portfolios’ Prospectuses is amended to include the following paragraphs:

Underlying Fund: ING PIMCO Total Return Portfolio

Investment Adviser: Directed Services LLC

Sub-Advisers: Pacific Investment Management Company LLC

Investment Objective:  Maximum total return, consistent with capital preservation and prudent investment management.

Main Investments: The portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the portfolio normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt securities issued by state or local governments and their agencies, authorities, and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may invest in derivatives based on debt instruments, such as options, futures contracts, or swap agreements. The portfolio may engage in short sales and may also invest up to 10% of its total assets in equity-related securities, such as convertible securities and preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated below investment-grade and within such limitation may invest in mortgage-related securities rated below investment-grade. The portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities of foreign issuers and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to countries with emerging securities markets.  Foreign currency exposure normally will be limited to 20% of the portfolio’s total assets. The portfolio may also invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest in loans, interest rate, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, and U.S. government securities and obligations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE